SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 15, 1996
                          ----------------------------


                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                        NATIONAL  CREDIT CARD TRUST 1989-4
           (Issuer in respect of the National Credit Card Trust 1989-4
                  9.45% Credit Card Participation Certificates
                       (collectively, the "Certificates"))

               (Exact name of registrant as specified in charter)



         UNITED  STATES OF  AMERICA                           33-28978
     (State or other  jurisdiction  of                  (Commission File No.)
               incorporation)

                                   46-0358360
                      (I.R.S. Employer Identification No.)

       701 EAST 60TH STREET, NORTH
         SIOUX FALLS, SOUTH DAKOTA                            57117
    (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (605) 331-2626


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     Set forth below is the Certificateholder's Statement relating to the Distribution Date occurring on April 15, 1996 and the related Due Period delivered pursuant to Section 5.02 of the Pooling and Servicing Agreement dated as of June 15, 1989 (the "Pooling Agreement") relating to National Credit Card Trust 1989-4 among Citibank (South Dakota), N.A., as Seller and Servicer, Citibank (Nevada), National Association, as Seller, and Yasuda Bank and Trust Company (U.S.A.), as Trustee. The Certificateholder's Statement contains information relating to the distribution to Certificateholders on the referenced Distribution Date as well as information relating to the Receivables and the Accounts from which the Receivables have arisen. Capitalized terms used but not defined herein have the meanings set forth in the Pooling Agreement.
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                          CERTIFICATEHOLDER'S STATEMENT

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

--------------------------------------------------------------------------------
                        NATIONAL CREDIT CARD TRUST 1989-4
--------------------------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 15, 1989, by and among Citibank (South Dakota), N.A., as Seller and Servicer, Citibank (Nevada), National Association, as Seller and Yasuda Bank and Trust Company, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificate- holders and the performance of the National Credit Card Trust 1989-4 (the "Trust") during the previous month. The information which is required to be prepared with respect to the distribution on April 15, 1996 Distribution Date ("Distribution Date") and with respect to the performance of the Trust during the Due Period(s) with respect to such Payment Date is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

  A.    Information Regarding Distributions to Certificateholders
        (Stated on the Basis of $1,000 Current Invested Amount).

    1.  The total amount of the distribution to
        Certificateholders on the Distribution
        Date, per $1,000 interest..........................$         118.986

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal
        on the Investor Certificates, per $1,000
        interest...........................................$         111.111

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest
        on the Investor Certificates, per $1,000
        interest...........................................$           7.875

  B.    Information Regarding the Performance of the Trust

    1.  Collections of Receivables.

        (a)  The aggregate amount of Collections of
             Receivables processed during the Due
             Period(s) with respect to the Distribution
             Date..........................................$    142,880,658

        (b)  The aggregate amount of Collections of
             Receivables in respect of Finance Charge
             Receivables processed during the Due




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             Period(s) with respect to the Distribution
             Date..........................................$     15,406,725  [1]

        (c)  The aggregate  amount of  Collections  of
             Receivables in respect of Principal
             Receivables processed  during  the Due
             Period(s)  with respect to the Distribution
             Date..........................................$    127,473,934  [2]

    2.  Allocation of Receivables.

         (a)  The Floating Allocation Percentage
              for the Due Period(s) with respect
              to the Distribution Date......................     70.1592    %

         (b)  The Fixed Allocation Percentage...............     82.193     %[3]

    ------------------------------------------------------------

    [1] Includes Interchange and Recoveries.

    [2] During the Revolving Period, this amount (or the portion thereof received prior to the occurrence of an Amortization Event) will be paid solely to the holders of the Seller Certificate.

    [3] Applicable during the Accumulation Period and any Early
        Amortization Period.




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    3.  Delinquent Balances.

        (a)  The  aggregate  outstanding  balance  of the
             Accounts  which  were delinquent by 35 days
             to 64 days as of the close of business on
             the last day of the calendar month preceding
             the Distribution Date.........................$     18,118,987

        (b)  The  aggregate  outstanding  balance  of the
             Accounts  which  were delinquent  by 65
             days or more as of the close of  business
             on the last day of the calendar month
             preceding the Distribution Date...............$     27,752,075

    4.  Investor Default Amount.

        The aggregate Investor Default Amount for
        the Distribution Date..............................$      2,381,762

    5.  Investor Charge-Offs; Reimbursement of Charge-Offs.

        (a)  The Draw Amount, if any, for the Distri-
             bution Date.  The Draw Amount for any
             Distribution Date is equal to the amount
             by which Monthly Interest plus the
             Investor Default Amount for such Distri-
             bution Date exceeds the Floating
             Allocation Percentage of Collection
             in respect of Finance Charge Receivables
             deposited in the Collections Account for
             the Due Period preceding such Distribution
             Date..........................................$              0

        (b)  The Investor Charge-Offs, if any, for the
             Distribution Date.  The Investor Charge-
             Offs for any Distribution Date are equal
             to the excess of the Draw Amount for
             such Distribution Date over the Available
             L/C Amount on such Distribution Date..........$              0

        (c)  The  amount  of the  Investor  Charge-Offs
             set  forth in Item 6(b) above, per $1,000
             interest (which will have the effect of
             reducing, pro rata, the amount of each
             Investor Certificateholder's investment)......$              0

        (d)  The total amount reimbursed to the Trust
             for such Distribution Date in respect of
             Investor Charge-Offs..........................$              0

        (e)  The amount set forth in Item 5(d) above,
             per $1,000 interest (which will have the
             effect of  increasing,  pro rata, the amount
             of each Investor Certificateholder's
             investment)...................................$              0

        (f)  The amount, if any, by which the outstanding




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             principal balance of the Investor Certificate
             exceeds the Invested Amount as of the end of
             the day on the Record Date with respect to
             the Distribution Date.........................$              0

    6.  Investor Servicing Fee.

        The aggregate amount of the Monthly Servicing
        Fee payable by the Trust to the Servicer for
        the Distribution Date..............................$      1,643,056

    7.  Available L/C Amount.

        (a)  The amount  available to be drawn under
             the L/C (the "Available L/C Amount")
             as of the close of business  on such
             Distribution  Date, after giving effect
             to any drawings on the L/C and payments
             to the L/C Issuer on such Distribution Date...$     69,712,500

        (b)  The ratio of the Available L/C Amount
             to the Invested Amount, (less the
             aggregate principal amount on deposit
             in the Principal Funding Account) as
             of the close of business on such
             Distribution Date, after giving
             effect to any drawings on the L/C
             and payments to the L/C Issuer on
             such Distribution Date.........................      12.375%

    8.  The existing Deficit Controlled Amortization
        Amount for such Distribution Date..................$       N/A       [5]


  C.    The Pool Factor.

        The Pool Factor for the preceding  Record
        Date  represents  the ratio of the Invested
        Amount as of such Record Date (adjusted
        after taking into account any  reduction
        in the  Invested  Amount which will occur
        on the following  Distribution Date)
        to the Initial Invested Amount. The
        amount of a  Certificateholder's  pro
        rata share of the Invested  Amount can
        be determined  by  multiplying  the original
        denomination  of the holder's Certificate
        by the Pool Factor..................................      66.67     %

  D.    Receivables Balances.

    1.  The aggregate amount of Principal
        Receivables in the Trust at the close
        of business on the last day of the
        preceding Due Period...............................$    990,913,529

    2.  The aggregate amount of Finance Charge
        Receivables in the Trust at the close of
        business on the last day of the preceding
        Due Period.........................................$     14,292,486



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                                                 CITIBANK, N.A.,
                                                 as Paying Agent



                                         By:  /s/Susan Sexton
                                              -------------
                                              Name:Susan Sexton
                                              Title:Vice President


 [4]  Applicable during the Accumulation Period.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CITIBANK (SOUTH DAKOTA), N.A.,
                              as Servicer
                              National Credit Card Trust 1989-4



                              By:  /s/ Eugene D. Rowenhorst
                                   ----------------------------
                                    Eugene D. Rowenhorst
                                    Senior Vice President
Dated: July 16, 1996


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